CERTIFICATION OF CHIEF EXECUTITVE OFFICER AND CHIEF FINANCIAL OFFICER

EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned do hereby certify that to the best of their knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on June 30, 2005 by DiaSys Corporation, to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of DiaSys Corporation.

Dated: June 30, 2005

S/GREGORY WITCHEL
Gregory Witchel, Chief Executive Officer

Dated: June 30, 2005

S/JEFFREY B. AARONSON
Jeffrey B. Aaronson, President and Chief Financial Officer